EXHIBIT 10.14

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "Security Agreement") dated as of July 23, 1996, is from LEE'S ACQUISITION CORPORATION, a Florida corporation, and its wholly owned subsidiary, LEE'S PRESCRIPTION SHOPS, INC., a Florida corporation (the "Debtor"), whose mailing address is 7350 NW 7 Street, Suite 104, Miami, Florida 33126, to CARLOS M. MARIN, JR., a resident of the State of Florida (the "Secured Party") as Successor in Interest to Exired, S.A. de C.V., a Mexican corporation, whose address is 7205 NW 19 Street, Suite 300, Miami, Florida 33126.

      WHEREAS, Pharmasystems Cost Containment Corp., a Florida corporation ("Pharmasystems") has (i) requested a loan from the Secured Party in the principal amount of $537,500.00 to be used for general corporate purposes, including funding the corporate operations of the Debtor ("Loan A") and (ii) requested that Secured Party make a loan to Healthcare Workshop, Ltd., a British Virgin Islands corporation ("HWL") in the principal amount of $1,000,000.00 for similar corporate purposes ("Loan B") (Loan A and Loan B are hereinafter collectively referred to as the "Loans");

      WHEREAS, in order to evidence and secure Loan A, Pharmasystems is executing and delivering to Secured Party on this date a Promissory Note and Security Agreement, of even date herewith (the "Note A") in the principal amount of $537,500.00;

      WHEREAS, in order to evidence and secure Loan B, HWL is executing and delivering to Secured Party on this date a Promissory Note and Security Agreement, of even date herewith (the "Note B") in the principal amount of $1,000,000.00;

      WHEREAS, Debtor, a wholly-owned subsidiary of Pharmasystems, is the sole owner of all assets of the operating business commonly known as Lee's Pharmacies, a pharmaceutical drug store chain doing business in Dade County, Florida and owns such assets directly.

      WHEREAS, the Secured Party's extension of the Loans to Pharmasystems and HWL is critical to the continued success of Debtor and will result in immediate, tangible benefits to Debtor;

      WHEREAS, the Secured Party's agreement to extend the Loans is conditioned on the Debtor's execution and delivery of this Agreement granting a perfected security interest in all of its assets to Secured Party to secure the obligations of Pharmasystems and HWL under the Notes, respectively, except with respect to those encumbrances listed on Exhibit B attached hereto;

      WHEREAS, the Debtor is willing to enter into this Agreement in order to induce the Secured Party to make the Loans;

      NOW, THEREFORE, in consideration of Loans made or to be made by the Secured Party to Pharmasystems and HWL, and for other value received by the

Debtor, and in further consideration of other financial accommodations extended by the Secured Party to Pharmasystems or HWL or to other persons affiliated with Debtor, the Debtor hereby grants a continuing security interest in, and assigns to the Secured Party, the Collateral to secure payment and performance of all of the Obligations.

      Section 1. RECITALS. The foregoing recitals are true and correct and are incorporated into this Agreement by reference.

      Section 2. DEFINITIONS. Definitions in the Code apply to words and phrases in this Security Agreement and, if Code definitions conflict, definitions in
Article 9 (Chapter 679, Florida Statutes) of the Code shall apply. In addition to terms defined in the Code or elsewhere in this Security Agreement, the following terms have the meanings indicated below, which meanings shall be equally applicable to both the singular and the plural forms of such terms:

      "Code" means the Uniform Commercial Code as in effect from time to time in the State of Florida (Chapters 671 through 680, inclusive, Florida Statutes).

      "Collateral" means and includes any and all of the following owned by the Debtor in or which the Debtor has an interest, whether now owned or existing or hereafter created or acquired:

             (a)   Accounts;

             (b)   Chattel Paper;

             (c)   Documents;

             (d)   General Intangibles;;

             (e)   Goods, including Equipment, Inventory and Fixtures;

             (f)   Instruments;

             (g)   all  cash or  non-cash  proceeds  of any of the  foregoing, including insurance proceeds and all products thereof;

             (h) all ledger sheets, files, records, documents and instruments including, but not limited to, computer programs, tapes and related electronic date processing software) evidencing an interest in or relating to the above; and

             (i)   any  and  all  property  of the  Debtor  now  or  hereafter delivered to or left in or coming into the possession, control or custody of the Secured Party, whether expressly as collateral security or for any other purpose (including cash, stock and other dividends, and all rights to subscribe for securities incident to, declared, or granted in connection with such property), and property described in collateral receipts or other documents signed or furnished by the Debtor, and any and all replacements of any of the foregoing, whether or not in the possession of the Secured Party.

            "Obligations" shall include:

       (a) Note A and Note B, and any and all renewals, modifications, amendments and replacements thereof, together with any and all other indebtedness, obligations and liabilities of Pharmasystems or HWL to the Secured Party now or hereafter existing, incurred or created.

       (b) all other liabilities (primary, secondary, direct, contingent, sole, joint or several), due or to become due or which may be hereafter contracted to acquired, of Pharmasystems or HWL to the Secured Party, whether such liabilities arise in the ordinary course of business or not (including, without limitation, liabilities for overdrafts and as guarantor, endorser and surety);

       (c) all costs incurred by the Secured Party to obtain, preserve and enforce this Security Agreement and the security interest created hereunder, collect the Obligations and to maintain and preserve the Collateral, including, without limitation, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent storage costs and expense of sale; and

       (d) interest on the above amounts, as agreed between the Debtor and Secured Party, at the per annum rate of ten percent (10%).

      "Receivables" shall mean all Accounts, Chattel Paper, Instruments, Documents, General Intangibles (including, without limitation, tax refunds and insurance proceeds) and any and all other obligations and indebtedness owed to the Debtor from whatever source arising and whether now existing or hereafter arising. "Receivables" shall also include any and all guarantees of Receivables and security therefor and any and all proceeds thereof. Notwithstanding the foregoing, the provisions of this paragraph shall not be applicable to Receivables relating to federal and/or state funded programs such as the Florida Medicaid Program, or otherwise, when such assignments are prohibited by law.

      Section 3. LIST OF COLLATERAL. Contemporaneous with the execution hereof the Debtor has furnished to the Secured Party a listing of the Collateral presently owned by it; PROVIDED, HOWEVER, the Secured Party shall have a security interest in any and all Collateral whether or not such Collateral is described generally or specifically on such list. The Debtor warrants and agrees that it is the owner of the Collateral free and clear of all liens and security interest except the security interest granted by this Security Agreement or as set forth on Exhibit B hereto (herein called "Permitted Encumbrances").

      Section 4. NO OTHER SECURITY INTEREST. So long as any Obligation to the Secured Party is outstanding, the Debtor will not without the prior written consent of the Secured Party grant to any third party a security interest in any of the Collateral or permit any lien or encumbrance to attach to any part of the Collateral (except for taxes yet due and payable) or suffer or permit any levy to be made on any part of the Collateral, or permit any financing statement except that of Secured Party to be on file with respect thereto except with respect to Permitted Encumbrances. The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, or offer to do so or permit anything to be done to impair the value of the Collateral or the security interest, PROVIDED, however, the Debtor may sell Inventory, and incur debt related to the purchase of Inventory (secured or unsecured), in the ordinary course of its business.

      Section  5.  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  REGARDING  THE
COLLATERAL. The Debtor represents, warrants and covenants, that:

            5.1 The Collateral shall be kept at the address specified above or specified on Schedule I attached hereto. If any of the Collateral is located on property which is not owned by the Debtor, the Debtor will, on demand of the Secured Party, obtain landlord's waivers of liens in forms satisfactory to the Secured Party as to each such location. The Debtor will not permit any of the Collateral to be moved without the prior written consent of the Secured Party, other than Collateral which may be sold as permitted under Section 4 hereof.

            5.2 If any of the Equipment is attached to real property, the legal description for said real property is attached hereto as Exhibit A and the Debtor will, on demand of the Secured Party, furnish the Secured Party with a disclaimer or disclaimers, signed by all persons having an interest in said real estate at the time of such attachment, of any interest in the Equipment.

      The Debtor is the record owner of the real property where the Equipment is kept or, if the Debtor is not the record owner, the name or names of the record owner or owners is shown on Exhibit A hereto.

            5.3 The Debtor will at all times keep the Collateral insured against loss, damage, theft, and such other risks as the Secured Party may require in such amounts (in any event, not less than the full insurable value thereof), with such insurance companies, under such policies, in such form and for such periods as shall be satisfactory to the Secured Party, and each such policy shall provide that loss thereunder and proceeds payable thereunder shall be payable to the Secured Party under a standard mortgagee endorsement, if available, or, if not available, as an additional loss payee (and the Secured Party may apply any proceeds of such insurance which may be received by the Secured Party toward payment of the Obligations whether due or not due, in such order of application as the Secured Party may determine). Each such policy shall provide for ten (10) days written minimum cancellation notice to the Secured Party. Each such policy shall, if the Secured Party so requests, be deposited with the Secured Party and the Secured Party may act as attorney for the Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts. Such policies shall provide that no act or default of the Debtor shall affect the right of the Secured Party to recover.

            5.4 The Debtor will at all times keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof.

            5.5 The Debtor warrants that no financing statement covering any Collateral or any proceeds thereof is on file in any public office, other than financing statements naming the Secured Party and financing statements filed with respect to Permitted Encumbrances. The Debtor will promptly forward, if requested by the Secured Party, mark its records evidencing its Accounts and Chattel Paper in a manner satisfactory to the Secured Party so as to show the same having been assigned to the Secured Party. The Debtor authorizes the Secured Party to file financing statements with respect to the Collateral signed only by the Secured Party. The Debtor will join with the Secured Party in executing financing statements, notices, affidavits or similar instruments in forms satisfactory to the Secured Party and such other documents as the Secured Party may from time to time request, and will pay the cost of filing the same in any public office deemed advisable by the Secured Party. The Debtor will do such other acts and things, all as the Secured Party may request, to maintain a valid perfected security interest in the Collateral (free of all other liens and claims whatsoever other than Permitted Encumbrances) to secure the payment of the Obligations secured hereby. The Secured Party is hereby appointed the Debtor's attorney-in-fact to do all acts and things which the Secured Part may deem necessary to perfect and to continue to the perfection of the security interest created hereby and to protect the Collateral, only in the Event of Default as defined in Section 7 hereof.

            5.6 The Debtor will not use the Collateral or permit the same to be used in violation of any statute or ordinance. The Secured Party may examine and inspect the Collateral at any time, wherever located. The Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or other writing evidencing the Obligations, or any of them.

            5.7 The Debtor keeps the bulk of its Inventory at the address specified at the beginning of this Security Agreement and/or at the address or addresses specified on Schedule I hereto. The chief executive office where Debtor keeps its records concerning its Receivables is at the address specified at the beginning of this Security Agreement unless a different address is specified on Schedule I hereto. The Debtor shall give the Secured Party written notice of each additional location at which Inventory will be kept and of any change in the chief executive office of the Debtor at which records of the Debtor pertaining to Receivables are kept at least thirty (30) days prior to the location of Inventory at such address or the change of the chief executive office.

      Section 6. SPECIAL COVENANTS REGARDING RECEIVABLES. Until the Secured Party requests that account debtors on Receivables of the Debtor be notified of the Secured Party's security interest, the Debtor shall continue to collect them, subject to the direction and control of the Secured Party at all times. In the Event of Default, any proceeds of Receivables collected by the Debtor shall not be commingled with other funds of the Debtor and shall, upon the request of the Secured Party, be immediately delivered to the Secured Party in the form received except for necessary endorsements to permit collection. In the Event of Default, the Debtor shall, at the request of the Secured Party, notify its account debtors of the security interest of the Secured Party in any Receivables and that payment thereof is to be made directly to the Secured Party, and the Secured Party may itself at any time, without notice to or demand upon the Debtor, so notify account debtors. The making of such a request or the giving of any such notification shall not affect the duties of the Debtor described above with respect to the proceeds of collection of Receivables received by the Debtor. In the Event of Default, the Debtor will at any time upon the Secured Party's request deliver to the Secured Party the original documents in the Debtor's possession for any Chattel Paper, Documents or Instrument, held or owned by the Debtor.

      Section 7. DEFAULTS AND REMEDIES. If any one of the following "Events of Default" shall occur and shall not have been remedied:

             (a)  Any "Event of Default" under Note A or Note B; or

             (b) Any default by the Debtor with respect to the payment of any of the Obligations; or

             (c) Any representation or warranty made by the Debtor herein or in any written certificate or report furnished by the Debtor hereunder shall prove to have been incorrect in any material respect; or

             (d) The Debtor shall default in the performance of any agreement, covenant or obligation contained herein;

then the Secured Party, may in addition to any other rights and remedies which it may have, immediately and without demand exercise any and all of the rights and remedies granted to a secured party upon default under the Code; and upon request or demand of the Secured Party, the Debtor shall at its expense assemble all or any part of the Collateral and make it available to the Secured Party at a convenient place designated by the Secured Party. The Secured Party and its agents are authorized to enter into or onto any premises where the Collateral may be located for the purpose of taking possession of such Collateral. Any notice of sale, disposition or other intended action by the Secured Party, sent to the Debtor at the address specified at the beginning of this Security Agreement or at such other address of the Debtor as may from time to time be shown on the Secured Party's records, at least ten (10) days prior to such action, shall constitute reasonable notice to the Debtor. Any proceeds of any disposition of any of the Collateral may be applied to the Secured Party toward payment of such of the Obligations and in such order of application as the Secured Party may from time to time elect.

      Section 8.  MISCELLANEOUS.

            8.1 No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude any other or future exercise thereof or the exercise of any other rights or remedy. Time is of the essence of this Security Agreement. The provisions of this Security Agreement are cumulative and in addition to the provisions of any liability of the Debtor under any note, any guaranty or any other writing, and the Secured Party shall have all benefits, rights and remedies of a secured party under this Security Agreement and any other document.

            8.2 All rights of the Secured Party hereunder shall inure to the benefit of its successors and its assigns, and all Obligations of the Debtor shall bind the successors and assigns of the Debtor.

            8.3 This Security Agreement has been delivered in the State of Florida and shall be construed in accordance with the internal laws of Florida.

            8.4 The Debtor shall pay on demand all expenses and expenditures of the Secured Party, including reasonable attorneys' fees and legal expenses, incurred or paid by the Secured Party in protecting, enforcing or exercising its security interest, rights or remedies created by, connected with or provided in this Security Agreement or performance pursuant to this Security Agreement.

            8.5 At its option, the Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payments made, or any expense incurred, by the Secured Party, pursuant to the foregoing authorization. Except as otherwise expressly provided in this Security Agreement, until default the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and no inconsistent with any policy of insurance thereon.

            8.6 If any of the provisions of this Security Agreement shall contravene or be held invalid under the laws of any jurisdiction, the Security Agreement shall be construed as if not containing such provision and the
remainder  of  this   Security   Agreement   shall  be  construed  and  enforced
accordingly.

            8.7 The Secured Party's rights under the Loan Agreement and all documents executed pursuant thereto or in connection therewith are cumulative. Without limiting the generality of the foregoing, the Secured Party may enforce its rights hereunder in all or part of the Collateral or in any other security in the order selected by Secured Party.

            8.8 THE DEBTOR HEREBY, AND THE SECURED PARTY BY ITS ACCEPTANCE OF THIS SECURITY AGREEMENT, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ACCEPTING THIS SECURITY AGREEMENT.

            IN WITNESS WHEREOF, this Security Agreement has been dated for convenience as of the date hereinabove first written, but in fact executed on July 23, 1996.

DEBTOR: LEE'S ACQUISITION CORPORATION, a Florida corporation


                                        By:     /s/ Jose L. Rodriguez
                                                -----------------------------
                                        Print   Jose L. Rodriguez
                                        Name:
                                                -----------------------------
                                        Title:  President
                                                -----------------------------




:                                       LEE'S PRESCRIPTION SHOPS, INC.
                                        a Florida corporation


                                        By:     /s/ Jose L. Rodriguez
                                                -----------------------------
                                        Print   Jose L. Rodriguez
                                        Name:
                                                -----------------------------
                                        Title:  President
                                                -----------------------------

                                    EXHIBIT A
                                       TO
                                SECURED AGREEMENT

                              LEGAL DESCRIPTION OF
                 REAL PROPERTY TO WHICH FIXTURES ARE ATTACHED

                               SCHEDULE OF ASSETS




 1. Assets owned by Lee's Acquisition Corp. consist of 100% of the issued stock of Lee's Prescription Shops.

 2.    Assets owned by Lee's Prescription Shops, Inc. as of June 30, 1996

      Cash in Bank

       Accounts Receivable           Pledged To:   Former
       Inventory                                   Shareholders and
       Property & Equipment                        United National
       Security Deposits                           Bank
       Other Miscellaneous
       Assets

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT


ADDITIONAL LOCATIONS AT WHICH
COLLATERAL OF THE DEBTOR IS LOCATED



 1.   LEE'S PHARMACY/SOUTH MIAMI (Leased)
      5898 Sunset Drive
      South Miami, Florida
      (305) 667-7651


 2.   LEE'S PHARMACY/GABLES (Leased)
      401 Miracle Mile
      Coral Gables, Florida
      (305) 448-1728

 3.   LEE'S PHARMACY/BRICKELL (Leased)
      2525 SW Third Avenue
      Miami, Florida
      (305) 854-3625

                                    EXHIBIT B
                                       TO
                                SECURED AGREEMENT


                             PERMITTED ENCUMBRANCES




FILED WITH SECRETARY OF STATE

    1.  UCC-1 filed 9/29/1995                                  Filing Number 950000195056
        Expires 9/29/2000       Jules Pincus
        Secured Parties:        Lionel Pincus
                                Robert Schockett

        Debtors:                Lee's Prescription Shops, Inc.
                                Lee's Prescription Corporation

    2.  UCC-1 filed 3/29/1996                                  Filing Number 960000064151
        Expires 3/29/2001
        Secured Party:          Fox Meyer Drug Company

        Debtor:                 Lee's Prescription Shops, Inc.

    3.  UCC-1 filed 1/22/1996                                  Filing Number 960000015259
        Expires 1/22/2001
        Secured Party:          United National Bank

        Debtor:                 Lee's Prescription Shops, Inc.

    4.  UCC-1 filed 10/9/1991                                  Filing Number 910000217104
        Expires 10/9/1996
        Secured Party:          Lee's Prescription Shops, Inc.

        Debtor:                 Lee's Prescription Shops No. 5, Inc.


FILED WITH PUBLIC RECORDS OF DADE COUNTY, FLORIDA


    5.  UCC-1 Financing Statement
        Filed 10/8/91
        CFN:  91R 355172
        Official Records Book
        15220 Page 2902

    Secured Party:             Lee's Prescription Shops, Inc.

    Debtor:                    Lee's Prescription Shops No. 5, Inc.